SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

Deutsche Diversified Market Neutral Fund

Effective May 11, 2015, Henderson Alternative Investment Advisor Limited (“Henderson”) resigned as a subadvisor. All references to Henderson in the fund’s Statement of Additional Information are deleted.

Effective May 11, 2015, the Aggregate Sub-Advisor Fee Rate for the fund, set forth under the “Fees payable to Sub-Advisors by DIMA for sub-advisory services” sub-section of the “PART II: APPENDIX II-C — FEE RATES OF SERVICE PROVIDERS” section, is hereby updated to 0.70%.

Please Retain This Supplement for Future Reference

May 14, 2015
SAISTKR-203